                                   EXHIBIT 2
                                   ---------

                       RESOLUTION OF SIGNATURE AUTHORITY
                               FOR JAMES T. BECK

This Resolution is formed and entered into as of the 1st day of May, 2000, by and among James T. Beck ("Beck"), Mayfield Associates Fund, a California limited partnership ("Associates"), Mayfield Associates Fund II, a California limited partnership ("Associates II"), Mayfield Associates Fund III, a California limited partnership ("Associates III"), Mayfield Associates Fund IV, a Delaware limited partnership ("Associates IV"), Mayfield Associates Fund V, a Delaware limited partnership ("Associates V"), Mayfield Associates Fund VI, a Delaware limited partnership ("Associates VI"), Mayfield III, a California limited partnership ("Mayfield III"), Mayfield IV, a California limited partnership ("Mayfield IV"), Mayfield V, a California limited partnership ("Mayfield V"), Mayfield VI Investment Partners, a California limited partnership ("Mayfield VI"), Mayfield VII, a California limited partnership ("Mayfield VII"), Mayfield VIII, a California limited partnership ("Mayfield VIII"), Mayfield IX, a Delaware limited partnership ("Mayfield IX"), Mayfield X, a Delaware limited partnership ("Mayfield X"), Mayfield XI, a Delaware limited partnership ("Mayfield XI"), Mayfield XI Qualified, a Delaware limited partnership ("Mayfield XI Qualified"), Mayfield Software Partners, a California partnership ("Mayfield Software Partners"), Mayfield Software Technology Partners, a California partnership ("Mayfield Software Technology Partners"), Mayfield Medical Partners, a California partnership ("Mayfield Medical Partners"), Mayfield Medical Partners 1992, a California partnership ("Mayfield Medical Partners 1992"), Mayfield V Management Partners, a California limited partnership ("Mayfield V Management"), Mayfield VI Management Partners, a California limited partnership ("Mayfield VI Management"), Mayfield VII Management Partners, a California limited partnership ("Mayfield VII Management"), Mayfield VIII Management, L.L.C., a Delaware limited liability company ("Mayfield VIII Management"), Mayfield IX Management, L.L.C., a Delaware limited liability company ("Mayfield IX Management"), Mayfield X Management, L.L.C., a Delaware limited liability company ("Mayfield X Management"), Mayfield XI Management, L.L.C., a Delaware limited liability company ("Mayfield XI Management"), Mayfield Principals Fund, L.L.C., a Delaware limited liability company ("Mayfield Principals Fund"), Mayfield Principals Fund II, L.L.C., a Delaware limited liability company ("Mayfield Principals Fund II"), MF Partners, a California partnership ("MF Partners"), Mayfield Partners, a California partnership ("Mayfield Partners"), Mayfield '94 Partners, a California limited partnership ("Mayfield '94 Partners"), Mayfield '96 Partners, a California limited partnership ("Mayfield '96 Partners'), Valley Partners I, a California partnership ("Valley Partners I"), Valley Partners II, a California partnership ("Valley Partners II"), Valley Partners III, a California partnership ("Valley Partners III"), and MUHL Partners, a California partnership ("MUHL Partners") (with Associates, Associates II, Associates III, Associates IV, Associates V, Associates VI, Mayfield III, Mayfield IV, Mayfield V, Mayfield VI, Mayfield VII, Mayfield VIII, Mayfield IX, Mayfield X, Mayfield XI, Mayfield XI Qualified, Mayfield Software Partners, Mayfield Software Technology Partners, Mayfield Medical Partners, Mayfield Medical Partners 1992, Mayfield V Management, Mayfield VI Management, Mayfield VII Management, Mayfield VIII Management, Mayfield IX Management, Mayfield X Management, Mayfield XI Management, Mayfield Principals Fund, Mayfield Principals Fund II,


                             Page 23 of 42 pages.

MF Partners, Mayfield Partners, Mayfield '94 Partners, Mayfield '96 Partners, Valley Partners I, Valley Partners II, Valley Partners III, and MUHL Partners being hereinafter collectively referred to as the "Mayfield Entities"), and Mayfield Fund, L.L.C., a Delaware limited liability company (the "Company"), the service company with respect to the Mayfield Entities.

                                   WITNESSETH

WHEREAS:  The Company and the General Partners of the Mayfield Entities desire
-------
to empower the Controller of the Company, Beck, to take certain actions and to execute certain documents on behalf of the Company and the Mayfield Entities;

RESOLVED:  Beck is authorized and empowered to open and maintain bank accounts,
--------
to deposit or withdrawal funds, to execute checks, and to take to any actions and execute any appropriate documents in connection therewith on behalf of the Company and the Mayfield Entities;

RESOLVED FURTHER:  That Beck is authorized and empowered to take all other
----------------
actions and execute all other documents necessary or appropriate to the day-to-day management of the Company and the Mayfield Entities, and to appoint Beck signing singly, as true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned, forms (including any amendments or supplements) relating to transactions in securities in which the undersigned may have a reporting obligation, in accordance with Section 16(a) or
Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

                             Page 24 of 42 pages.

         IN WITNESS WHEREOF, the parties hereto have caused this Resolution to be executed as of the date first above written.


     /s/ James T. Beck
----------------------------------
James T. Beck

MAYFIELD FUND, L.L.C.                MAYFIELD XI QUALIFIED,
A DELAWARE LIMITED LIABILITY         A DELAWARE LIMITED PARTNERSHIP
COMPANY
                                     By:  MAYFIELD XI MANAGEMENT, L.L.C.,
                                     A DELAWARE LIMITED LIABILITY COMPANY
By:  /s/ Yogen K. Dalal              Its General Partner
   --------------------------
     Managing Member
                                     By:  /s/ Yogen K. Dalal
                                        -------------------------------
MAYFIELD ASSOCIATES FUND,            Managing Member
A CALIFORNIA LIMITED PARTNERSHIP

                                     MAYFIELD SOFTWARE PARTNERS,
By:  /s/ A. Grant Heidrich, III      A CALIFORNIA PARTNERSHIP
   --------------------------------
     General Partner                 By:  MAYFIELD VI INVESTMENT PARTNERS,
                                     A CALIFORNIA LIMITED PARTNERSHIP
                                     Its General Partner
MAYFIELD ASSOCIATES FUND II,
A CALIFORNIA LIMITED PARTNERSHIP     By:  MAYFIELD VI MANAGEMENT PARTNERS,
                                     A CALIFORNIA LIMITED PARTNERSHIP
                                     General Partner of Mayfield VI
By:  /s/ A. Grant Heidrich, III      Investment Partners
   -------------------------------
     General Partner
                                     By:  /s/ F. Gibson Myers, Jr.
                                        -------------------------------
                                          General Partner


                             Page 25 of 42 pages.

MAYFIELD SOFTWARE TECHNOLOGY PARTNERS,  MAYFIELD MEDICAL PARTNERS 1992,
A CALIFORNIA PARTNERSHIP                A CALIFORNIA PARTNERSHIP

By:  MAYFIELD VI INVESTMENT PARTNERS,   By:  MAYFIELD VII,
A CALIFORNIA LIMITED PARTNERSHIP        A CALIFORNIA LIMITED PARTNERSHIP
Its General Partner                     Its General Partner

By:  MAYFIELD VI MANAGEMENT PARTNERS,   By:  MAYFIELD VII MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP        A CALIFORNIA LIMITED PARTNERSHIP
General Partner of Mayfield VI          General Partner of Mayfield VII
Investment Partners

By:  /s/ F. Gibson Myers, Jr.           By:  /s/ F. Gibson Myers, Jr.
   -------------------------------         -----------------------------
     General Partner                         General Partner

MAYFIELD MEDICAL PARTNERS,              MAYFIELD V MANAGEMENT PARTNERS,
A CALIFORNIA PARTNERSHIP                A CALIFORNIA LIMITED PARTNERSHIP

By:  MAYFIELD VI INVESTMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP        By:  /s/ F. Gibson Myers, Jr.
Its General Partner                        -----------------------------
                                             General Partner
By:  MAYFIELD VI MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
General Partner of Mayfield VI          MAYFIELD VI MANAGEMENT PARTNERS,
Investment Partners                     A CALIFORNIA LIMITED PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.          By:  /s/ F. Gibson Myers, Jr.
   -------------------------------         -----------------------------
      General Partner                        General Partner


                             Page 26 of 42 pages.

MAYFIELD VII MANAGEMENT PARTNERS,       MAYFIELD PRINCIPALS FUND, L.L.C.,
A CALIFORNIA LIMITED PARTNERSHIP        A DELAWARE LIMITED LIABILITY COMPANY

                                        By:   MAYFIELD X MANAGEMENT, L.L.C.,
By:   /s/ F. Gibson Myers, Jr.          A DELAWARE LIMITED LIABILITY COMPANY
   -----------------------------        Its General Partner
      General Partner

                                        By:   /s/ Yogen K. Dalal
MAYFIELD VIII MANAGEMENT, L.L.C.,          -----------------------
A DELAWARE LIMITED LIABILITY COMPANY          Managing Member


By:   /s/ Yogen K. Dalal                MAYFIELD PRINCIPALS FUND II, L.L.C.,
   -----------------------              A DELAWARE LIMITED LIABILITY COMPANY
      Managing Member
                                        By:   MAYFIELD XI MANAGEMENT, L.L.C.,
                                        A DELAWARE LIMITED LIABILITY COMPANY
MAYFIELD IX MANAGEMENT, L.L.C.,         Its General Partner
A DELAWARE LIMITED LIABILITY
COMPANY
                                        By:   /s/ Yogen K. Dalal
                                           -----------------------
By:   /s/ Yogen K. Dalal                      Managing Member
   -----------------------
      Managing Member
                                        MAYFIELD PARTNERS,
                                        A CALIFORNIA PARTNERSHIP
MAYFIELD X MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY
COMPANY                                 By:   /s/ F. Gibson Myers, Jr.
                                           -----------------------------
                                              General Partner
By:   /s/ Yogen K. Dalal
   -----------------------
      Managing Member

                             Page 27 of 42 pages.

MAYFIELD '94 PARTNERS,                VALLEY PARTNERS II,
A CALIFORNIA LIMITED PARTNERSHIP      A CALIFORNIA PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.        By:   /s/ F. Gibson Myers, Jr.
   -----------------------------         -----------------------------
      General Partner                       General Partner


MAYFIELD '96 PARTNERS,                VALLEY PARTNERS III,
A CALIFORNIA LIMITED PARTNERSHIP      A CALIFORNIA PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.        By:   /s/ Yogen K. Dalal
   -----------------------------         -----------------------
      General Partner                       General Partner


MF PARTNERS,                          MAYFIELD ASSOCIATES FUND III,
A CALIFORNIA PARTNERSHIP              A CALIFORNIA LIMITED PARTNERSHIP

                                      By:   MAYFIELD VIII MANAGEMENT,
By:   /s/ F. Gibson Myers, Jr.        L.L.C., A DELAWARE LIMITED
   -----------------------------      LIABILITY COMPANY
      General Partner                 Its General Partner


MUHL PARTNERS,                        By:   /s/ Yogen K. Dalal
A CALIFORNIA PARTNERSHIP                 -----------------------
                                            Managing Member

By:   /s/ F. Gibson Myers, Jr.
   -----------------------------      MAYFIELD ASSOCIATES FUND IV,
      General Partner                 A DELAWARE LIMITED PARTNERSHIP

                                      By:   MAYFIELD IX MANAGEMENT,
VALLEY PARTNERS,                      L.L.C., A DELAWARE LIMITED
A CALIFORNIA PARTNERSHIP              LIABILITY COMPANY
                                      Its General Partner

By:   /s/ F. Gibson Myers, Jr.
   -----------------------------      By:   /s/ Yogen K. Dalal
      General Partner                    -----------------------
                                            Managing Member


                             Page 28 of 42 pages.

MAYFIELD ASSOCIATES FUND V,           MAYFIELD V,
A DELAWARE LIMITED PARTNERSHIP        A CALIFORNIA LIMITED PARTNERSHIP

By:   MAYFIELD X MANAGEMENT,          By:  MAYFIELD V MANAGEMENT PARTNERS,
L.L.C., A DELAWARE LIMITED            A CALIFORNIA LIMITED PARTNERSHIP
LIABILITY COMPANY                     Its General Partner
Its General Partner

                                      By:   /s/ F. Gibson Myers, Jr.
By:   /s/ Yogen K. Dalal                 -----------------------------
   -----------------------                  General Partner
      Managing Member
                                      MAYFIELD VI INVESTMENT PARTNERS,
MAYFIELD ASSOCIATES FUND VI,          A CALIFORNIA LIMITED PARTNERSHIP
A DELAWARE LIMITED PARTNERSHIP
                                      By:  MAYFIELD VI MANAGEMENT PARTNERS,
By:   MAYFIELD XI MANAGEMENT,         A CALIFORNIA LIMITED COMPANY
L.L.C., A DELAWARE LIMITED            Its General Partner
COMPANY
Its General Partner
                                      By:   /s/ F. Gibson Myers, Jr.
                                         -----------------------------
By:   /s/ Yogen K. Dalal                    General Partner
   -----------------------
      Managing Member
                                      MAYFIELD VII,
                                      A CALIFORNIA LIMITED PARTNERSHIP
MAYFIELD III,
A CALIFORNIA LIMITED PARTNERSHIP      By:  MAYFIELD VII MANAGEMENT PARTNERS,
                                      A CALIFORNIA LIMITED PARTNERSHIP
                                      Its General Partner
By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
      General Partner                 By:   /s/ F. Gibson Myers, Jr.
                                         -----------------------------
                                            General Partner
MAYFIELD IV,
A CALIFORNIA LIMITED PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
      General Partner

                             Page 29 of 42 pages.

MAYFIELD VIII,                           MAYFIELD XI,
A CALIFORNIA LIMITED PARTNERSHIP         A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD VIII MANAGEMENT,           By:  MAYFIELD XI MANAGEMENT, L.L.C.,
L.L.C., A DELAWARE LIMITED               A DELAWARE LIMITED LIABILITY COMPANY
LIABILITY COMPANY                        Its General Partner
Its General Partner

                                         By:   /s/ Yogen K. Dalal
By:   /s/ Yogen K. Dalal                    -----------------------
   -----------------------                     Managing Member
      Managing Member

MAYFIELD IX,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD IX MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
      Managing Member


MAYFIELD X,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD X MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
      Managing Member


                             Page 30 of 42 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                              /s/ Yogen K. Dalal
                              ---------------------------------------
                              Yogen K. Dalal


                             Page 31 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                              /s/ Frank G. Myers, Jr.
                              -------------------------------------
                              Frank G. Myers, Jr.


                             Page 32 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                              /s/ Kevin A. Fong
                              ------------------------------------
                              Kevin A. Fong


                             Page 33 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                              /s/ William D. Unger
                              -----------------------------------
                              William D. Unger



                             Page 34 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                              /s/ Wendell G. Van Auken III
                              ------------------------------------------
                              Wendell G. Van Auken III


                             Page 35 of 42 pages.

                               POWER OF ATTORNEY
           For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                              /s/ Michael J. Levinthal
                              --------------------------------------
                              Michael J. Levinthal


                             Page 36 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                              /s/ A. Grant Heidrich III
                              --------------------------------------
                              A. Grant Heidrich III


                             Page 37 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                              /s/ Wende S. Hutton
                              --------------------------------------
                              Wende S. Hutton


                             Page 38 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                              /s/ Russell C. Hirsch
                              ----------------------------------------
                              Russell C. Hirsch



                             Page 39 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                      /s/ Robert T. Vasan
                                      -----------------------------------
                                      Robert T. Vasan


                             Page 40 of 42 pages.